UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

September 28, 2022

Date of Report (Date of earliest event reported)

LENNAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11749	95-4337490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5505 Blue Lagoon Drive, Miami, Florida 33126

(Address of principal executive offices) (Zip Code)

(305) 559-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $.10	LEN	New York Stock Exchange
Class B Common Stock, par value $.10	LEN.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 28, 2022, the Board of Directors (the “Board”) of Lennar Corporation (the “Company”) approved an amendment and restatement of the bylaws of the Company (the “Amended Bylaws”), effective as of such date.

Among other matters, the Amended Bylaws (i) revise procedures and disclosure requirements for the nomination of directors and the submission of proposals for consideration at annual meetings of the stockholders of the Company, including, among other things, removing the minimum ownership requirement for making nominating and business proposals, specifying that nominations and business proposals be made only by shareholders of record, and adding a requirement that a stockholder seeking to nominate director(s) at an annual meeting deliver to the Company reasonable evidence that it has complied with the requirements of Rule 14a-19 of the Exchange Act (the universal proxy rules) within seven business days of the meeting, (ii) revise the majority voting provision to clarify when an election will be deemed contested, (iii) amend the existing forum selection bylaw to provide that the federal district courts of the United States shall be the exclusive forum for the resolution of claims under the Securities Act of 1933, as amended, (iv) establish that special meetings of the Board of Directors may be called by the Chair of the Board of Directors, the Chief Executive Officer or a majority of the Board of Directors (rather than by the Chair of the Board of Directors, the Chief Executive Officer or any two directors), (v) clarify the power of the Board to set rules and procedures for, postpone, reschedule or cancel any annual or special meeting of stockholders previously scheduled by the Board, and clarify the power of the chair of a stockholder meeting to adjourn any meeting of stockholders, (vi) adopt gender-neutral terms when referring to particular positions, offices or title holders, including the adoption of the title Chair in place of Chairman; (vii) provide that the annual meeting of stockholders be held on such date as determined by the Board of Directors (rather than on the first Monday in April each year or such other date as determined by the Board of Directors) and (viii) make certain administrative, modernizing, clarifying and confirming changes, including making updates to reflect recent amendments to the Delaware General Corporation Law and clarifying that meetings of stockholders may, in addition to or instead of a physical meeting, be held by means of remote communication (including virtually) as provided under applicable Delaware law.

The foregoing description of the Amended Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Document

3.1	Bylaws of Lennar Corporation, as amended effective September 28, 2022.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2022	Lennar Corporation

	By:	/s/ Diane Bessette
	Name:	Diane Bessette
	Title:	Vice President, Chief Financial Officer and Treasurer